                               AMENDMENT NO. 8 TO
                           LOAN AND SECURITY AGREEMENT


          AMENDMENT NO. 8, dated as of November 4, 1994 (this "AMENDMENT") to that certain Loan and Security Agreement dated as of March 5, 1993, as amended by Amendment Nos. 1, 2, 3, 4, 5, 6 and as further amended by a certain Consent and Amendment to Loan and Security Agreement dated September 29, 1994 (hereinafter "Amendment No. 7") (collectively the "LOAN AGREEMENT") among THE PENN TRAFFIC COMPANY ("PENN TRAFFIC"), DAIRY DELL, BIG M SUPERMARKETS, INC., and PENNY CURTISS BAKING COMPANY, INC. (individually a "BORROWER" and collectively the "BORROWERS"), the Lenders listed therein (collectively the "LENDERS") and NATWEST USA CREDIT CORP., as Agent for the Lenders (in such capacity, the "AGENT"), is made by, between and among the Borrowers, the Agent, and the Lenders parties hereto.

          Capitalized terms used herein, except as otherwise defined herein, shall have the meanings given to such terms in the Loan Agreement.

                                - - - - - - - - -

          WHEREAS, both the Maximum Revolving Credit Line and the amount of the Total Facility has been further increased from $200,000,000 to $225,000,000 as a result of the Borrowers' compliance with and the satisfaction of the conditions to the effectiveness of sections 1(a)(ii) and (iii) of Amendment No. 6 and

          WHEREAS, Mitsubishi Trust and Banking Corporation, a current Lender (Mitsubishi), and NWCC, a current Lender, have committed to increase the amount of each of their Commitments and to changes in their Pro-Rata Shares.

          WHEREAS, as a result of the increase in the Maximum Credit Line and the amount of the Total Facility and certain transfers by current Lenders of all or a portion of their interests as Lenders to other current Lenders, changes are required to be made in the Commitments and Pro-Rata Shares of all of the Lenders.

          WHEREAS, the Borrowers, the Agent and the current Lenders have agreed to amend the Loan Agreement pursuant to the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

          1. COMMITMENTS AND PRO RATA SHARES. Mitsubishi and NWCC hereby increase each of their respective Commitment and consent to the changes in their Pro-Rata Share as Lenders under the Loan Agreement to the extent set forth opposite each of their signatures to this Amendment. On and after the date of this Amendment, the Commitments and Pro Rata Shares of all Lenders (including Mitsubishi and NWCC) shall be as set forth opposite each of their signatures to this Amendment.

          2. REPRESENTATIONS AND WARRANTIES. As an inducement to the Agent and the current Lenders to enter into this Amendment, each of the Borrowers hereby represents and warrants to the Agent and such Lenders and agrees with the Agent and such Lenders as follows:

          (a) It has the power and authority to enter into this Amendment, has taken all corporate action required to authorize its execution, delivery, and performance of this Amendment. This Amendment has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms. The execution, delivery, and performance of this Amendment will not violate its certificate of incorporation or by-laws or any agreement or legal requirements binding upon it.

          (b) As of the date hereof and after giving effect to the terms of this Amendment: (i) the Loan Agreement is in full force and effect and constitutes a binding obligation of the Borrowers, enforceable against the Borrowers and owing in accordance with its terms; (ii) the Obligations are due and owing by the Borrowers in accordance with their terms; and (iii) Borrowers have no defense to or setoff, counterclaim, or claim against payment of the Obligations and enforcement of the Loan Documents based upon a fact or circumstance existing or occurring on or prior to the date hereof.

          3. NO IMPLIED AMENDMENTS. Except as expressly provided herein, the Loan Agreement and the other Loan Documents are not amended or otherwise affected in any way by this Amendment.

          4. ENTIRE AGREEMENT; MODIFICATIONS; BINDING EFFECT. This Amendment constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior oral or written understandings about such matter. Each of the Borrowers confirms that, in entering into this Amendment, it did not rely upon any agreement, representation, or warranty by the Agent or any Lender except those expressly set forth herein. No modification, recision, waiver, release, or amendment of any provision of this Amendment may be made except by a written agreement signed by the parties hereto. The provisions of this Amendment are binding upon and inure to the benefit of the representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein or obligation hereunder may be assigned by any Borrower without the prior written consent of the Required Lenders.

          5. EFFECTIVE DATE. This Agreement shall become effective when executed by the Borrowers and such number of Lenders as shall constitute the amount of Required Lenders.

          6. SEVERABILITY. If any provision of this Amendment is prohibited or invalid, under applicable law, it is ineffective only to such extent, without invalidating the remainder of this Amendment.

          7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by each party in separate counterparts, each of which is an original, but all of which shall together constitute one and the same agreement.

          8. GOVERNING LAW. This Amendment is deemed to have been made in the State of New York and is governed by and interpreted in accordance with the laws of such state, provided that no doctrine of choice of law (except as may be applicable under the UCC with respect to the Security Interest) shall be used to apply the laws of any other state or jurisdiction.

          IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                        BORROWERS:

                                        THE PENN TRAFFIC COMPANY

                                        By:/s/
                                           ---------------------------
                                           Title:


                                        DAIRY DELL


                                        By:/s/
                                           ---------------------------
                                           Title:


                                        BIG M SUPERMARKETS, INC.


                                        By:/s/
                                           ---------------------------
                                           Title:


                                        PENNY CURTISS BAKING
                                           COMPANY, INC.


                                        By:/s/
                                           ---------------------------
                                           Title:

                                             LENDERS:

          Commitment: $50,000,000            NATWEST USA CREDIT CORP.
          Pro-Rata Share: 22.222224%
          Lending
           Office: 175 Water Street          By:/s/
                   New York, NY 10038           ---------------------------
                                                Title:



          Commitment: $20,000,000            NATIONAL BANK OF CANADA
          Pro-Rata Share: 8.888889%
          Lending
           Office: Empire Tower-Suite 1540   By:/s/
                   350 Main Street              ---------------------------
                   Buffalo, NY 14202            Title:



          Commitment: $20,000,000            FUJI BANK, LTD.
          Pro-Rata Share: 8.888889%
          Lending
           Office: Two World Trade Center    By:/s/
                   79th Fl.                     ---------------------------
                   New York, NY 10048           Title:



          Commitment: $30,000,000            SANWA BUSINESS CREDIT
          Pro-Rata Share: 13.333333%           CORPORATION
          Lending
           Office: One South Wacker Drive
                   Suite 2800                By:/s/
                   Chicago, IL 60606            ---------------------------
                                                Title:



          Commitment: $30,000,000            BANKAMERICA BUSINESS CREDIT,
          Pro-Rata Share: 13.333333%           INC.
          Lending
           Office: 40 East 52nd Street
                   Second Fl.                By:/s/
                   New York, NY 10022           ---------------------------
                                                Title:



          Commitment: $25,000,000            HELLER FINANCIAL, INC.
          Pro-Rata Share: 11.111111%
          Lending
           Office: 101 Park Avenue           By:/s/
                   12th Fl.                     ---------------------------
                   New York, NY 10178           Title:

          Commitment: $10,000,000            IBJ SCHRODER
          Pro-Rata Share: 4.444444%
          Lending
           Office: One State Street          By:/s/
                   9th Fl.                      ---------------------------
                   New York, NY 10004           Title:


          Commitment: $10,000,000            MIDLANTIC NATIONAL BANK
          Pro-Rata Share: 4.444444%
          Lending
           Office: 499 Thornalle Street      By:/s/
                   9th Fl.                      ---------------------------
                   Edison, NJ 08837             Title:



          Commitment: $30,000,000            MITSUBISHI TRUST AND BANKING
          Pro-Rata Share: 13.333333%           CORPORATION
          Lending
           Office: 520 Madison Avenue
                   25th Fl.                  By:/s/
                   New York, NY 10022           ---------------------------
                                                Title:



                                             AGENT:

                                             NATWEST USA CREDIT CORP.,
                                             As Agent


                                             By:/s/
                                                ---------------------------
                                                Title: